UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GENERATION BIO CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENERATION BIO CO.

301 Binney Street

Cambridge, MA 02142

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To be held June 9, 2021

You are cordially invited to attend the 2021 Annual Meeting of Stockholders, or the Annual Meeting, of Generation Bio Co., which is scheduled to be held on Wednesday, June 9, 2021 at 8:00 a.m. Eastern time. We have determined that the annual meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions by visiting www.virtualshareholdermeeting.com/GBIO2021. Further information about how to attend the annual meeting online, vote your shares during the meeting and submit questions during the meeting is included in the accompanying proxy statement.

Only stockholders who owned common stock at the close of business on April 13, 2021 can vote at the Annual Meeting or any adjournment or postponement that may take place. At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.	Election of three Class I directors to our board of directors, each to serve until the 2024 annual meeting of stockholders;
2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3.	Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information, including the nominees for directors, in the attached proxy statement. The board of directors recommends that you vote in favor of each of proposals one and two as outlined in the attached proxy statement.

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we are providing access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about April 27, 2021, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice, to all stockholders of record on our books at the close of business on April 13, 2021, the record date for the Annual Meeting, and we will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referenced in the Notice or may request to receive a printed set of our proxy materials. The Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, for the Annual Meeting and on an ongoing basis.

If you are a stockholder of record, you may vote in one of the following ways:

●	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);
●	Vote by Telephone, by calling the toll-free number 1-800-690-6903 (have your Notice or proxy card in hand when you call);

●	Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by completing, signing and dating the proxy card provided to you and returning it in the prepaid envelope provided to you; or
●	Vote online during the Annual Meeting. The annual meeting will be a virtual only meeting, which can be accessed at www.virtualshareholdermeeting.com/GBIO2021. Stockholders will have the ability to attend the virtual meeting and vote online during the meeting.

If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee or custodian, you should receive instructions from the bank, broker or nominee or custodian that you must follow for your shares to be voted.

A complete list of registered stockholders will be made available for examination by stockholders of record at www.virtualshareholdermeeting.com/GBIO2021 on May 27, 2021.

Whether or not you plan to attend the Annual Meeting online, we urge you to take the time to vote your shares.

By order of the Board of Directors,

/s/ Geoff McDonough, M.D.
Geoff McDonough, M.D.
President and Chief Executive Officer

Cambridge, MA

April 27, 2021

Generation Bio Co.

Proxy Statement

GENERATION BIO CO.

301 Binney Street

Cambridge, MA 02142

(617) 655-7500

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

to be held June 9, 2021

This proxy statement and the proxy card contain information about the Annual Meeting of Stockholders of Generation Bio Co., or the Annual Meeting, to be held on Wednesday, June 9, 2021 at 8:00 a.m. Eastern time. We have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions by visiting www.virtualshareholdermeeting.com/GBIO2021. Further information about how to attend the annual meeting online, vote your shares during the meeting and submit questions during the meeting is included in this proxy statement. The board of directors of Generation Bio is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, the use of “Generation Bio,” “our,” “we” or “us” refers to Generation Bio Co. and its wholly owned subsidiary.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 9, 2021:

This proxy statement and our 2020 Annual Report to Stockholders are available for viewing, printing and downloading at http://www.proxyvote.com.

You may also access this proxy statement and our 2020 Annual Report to Stockholders on the

“Investor Center” section on our website, which is located at http://www.generationbio.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, or 2020 Annual Report, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Generation Bio Co., 301 Binney Street, Cambridge, MA 02142. This proxy statement and our 2020 Annual Report are also available on the SEC’s website at http://www.sec.gov.

On or about April 27, 2021, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice, to all stockholders of record (other than those who previously requested electronic or paper delivery of proxy materials), directing stockholders to a website where they can access our proxy materials, including this proxy statement, a proxy card and our 2020 Annual Report to Stockholders, and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose of the Annual Meeting

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.	Election of three Class I directors to our board of directors, each to serve until the 2024 annual meeting of stockholders;
2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3.	Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than the first two items noted above.

Board of Directors Recommendation

Our board of directors unanimously recommends that you vote:

FOR the election of the three nominees to serve as Class I directors on our board of directors for a three-year term; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Availability of Proxy Materials

The Notice regarding our proxy materials, including this proxy statement and our 2020 Annual Report to Stockholders, is being mailed to stockholders beginning on or about April 27, 2021. Our proxy materials, including this proxy statement, a proxy card and our 2020 Annual Report to Stockholders, are also available for viewing, printing and downloading on the Internet at http://www.proxyvote.com.

Who Can Vote at the Annual Meeting

Only holders of our common stock as of the close of business on the record date of April 13, 2021, or the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of the Record Date, there were 56,593,330 shares of common stock outstanding, including 436,726 shares of unvested restricted stock subject to repurchase by us. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Difference between a “stockholder of record” and a beneficial owner of shares held in “street name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered a “stockholder of record” of those shares. In this case, the Notice has been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained in this proxy statement or in the Notice.

Beneficial Owners of Shares Held in Street Name. If your shares are held in a brokerage account or by a bank, broker or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, the Notice and voting instructions should have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

How to Vote

If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or live online at the Annual Meeting. If you choose to vote by proxy, you may do so by telephone, via the Internet or by mail. Each of these methods is explained below. If you are a beneficial owner of shares held in “street name,” you can vote your shares by following the instructions contained on the voting instruction card provided to you by the bank, broker or other nominee or custodian that holds your shares. If you hold your shares of our common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

●	By Telephone. You may transmit your proxy voting instructions by calling 1-800-690-6903. You will need to have your Notice or proxy card in hand when you call.
●	Via the Internet. You may transmit your proxy voting instructions via the Internet by accessing the website specified on the enclosed proxy card. You will need to have your Notice or proxy card in hand when you access the website.
●	By Mail. If you received (or requested and received) a printed copy of the proxy materials, you may vote by proxy by completing, signing and dating the proxy card provided to you and returning it in the prepaid envelope provided to you.
●	Live online at the Annual Meeting. The annual meeting will be a virtual only meeting, which can be accessed at www.virtualshareholdermeeting.com/GBIO2021. Stockholders will have the ability to attend the virtual meeting and vote online during the meeting up until the closing of the polls.

Telephone and Internet voting for stockholders of record will be available up until 11:59 p.m. Eastern time on June 8, 2021, and mailed proxy cards must be received by June 8, 2021 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Ballot Measures Considered “Discretionary” and “Non-Discretionary”

If your shares are held in “street name,” your bank, broker or other nominee or custodian may under certain circumstances vote your shares even if you do not return voting instructions. Banks, brokers or other nominees or custodians are permitted to vote customers’ shares for which they have received no voting instructions on specified routine, or “discretionary,” matters, but they are not permitted to vote these shares on other non-routine, or “non-discretionary,” matters.

The election of directors (Proposal No. 1) is considered a non-discretionary matter under applicable rules. Therefore, if your shares are held in “street name,” your bank, broker or other nominee or custodian cannot vote on this matter without voting instructions from you. If you do not instruct your bank, broker or other nominee or custodian how to vote with respect to the election of directors (Proposal No. 1), your bank, broker or other nominee or custodian may not vote with respect to this proposal and your shares will be counted as “broker non-votes.” Broker non-votes are shares that are held in “street name” by a bank, broker or other nominee or custodian that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021 (Proposal No. 2) is considered a discretionary matter under applicable rules. A bank, broker or other nominee or custodian generally may exercise discretionary authority and vote on discretionary matters. If they exercise this discretionary authority, no broker non-votes are expected to occur in connection with Proposal No. 2.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our amended and restated bylaws provide that a quorum will exist if stockholders holding a majority of the shares of stock issued and outstanding and entitled to vote are present at the meeting in person or by proxy. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

For purposes of determining whether a quorum exists, we will count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy by mail or that are represented in person at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares that are “broker non-votes.”

Votes Required

To be elected, a director must receive a plurality of the votes cast by stockholders entitled to vote at the meeting (Proposal No. 1). This means that the three nominees receiving the highest number of “FOR” votes will be elected as Class I directors.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter (Proposal No. 2).

Abstentions and broker non-votes will not be counted as votes cast or votes on any of the proposals. Accordingly, abstentions and broker non-votes will have no effect on the voting on any of the proposals.

Method of Counting Votes

Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of directors, for each share held by such stockholder as of the Record Date. Votes cast online during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the meeting:

●	by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above;
●	by voting online during the meeting; or
●	by filing a written revocation with our corporate Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee or custodian holding your account. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, by following the instructions provided to you by the bank, broker or other nominee or custodian that holds your shares.

Your attendance at the Annual Meeting will not automatically revoke your proxy.

Costs of Proxy Solicitation

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile, email, personal interviews and other means.

Voting Results

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

Householding

Some banks, brokers and other nominee or custodian record holders may be participating in the practice of “householding” proxy statements, annual reports, and notices of Internet availability of proxy materials. This means that only one copy of our documents, including the Notice, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such document to you upon written or oral request prior to May 26, 2021 to Broadridge Financial Solutions, Inc. at (1) www.proxyvote.com, (2) 1-800-579-1639 or (3) sendmaterial@proxyvote.com. If you want to receive separate copies of our proxy statements, annual reports, or notices of Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee or custodian record holder, or you may contact us at the above address and phone number.

PROPOSAL NO. 1—ELECTION OF THREE CLASS I DIRECTORS

Our board of directors currently consists of nine members. In accordance with the terms of our restated certificate of incorporation and our amended and restated bylaws, our board of directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

●	the Class I directors are Jeffrey Jonas, M.D., Geoff McDonough, M.D., and Donald Nicholson, Ph.D., and their term expires at the Annual Meeting;
●	the Class II directors are Ron Cooper, Anthony Quinn, M.B. Ch.B., Ph.D., and Jason Rhodes, and their term expires at the annual meeting of stockholders to be held in 2022; and
●	the Class III directors are Gustav Christensen, Charles Rowland, and Catherine Stehman-Breen, M.D., and their term expires at the annual meeting of stockholders to be held in 2023.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our restated certificate of incorporation and our amended and restated bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our restated certificate of incorporation and amended and restated bylaws also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Jeffrey Jonas, Geoff McDonough, and Donald Nicholson for election as Class I directors at the Annual Meeting. Each of the nominees is presently a director, and each has indicated a willingness to continue to serve as director, if elected. If a nominee becomes unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our board of directors.

We have no formal policy regarding board diversity, but our corporate governance guidelines provide that the background and qualifications of the members of our board of directors considered as a group should provide a significant breadth of experience, knowledge, and abilities to assist our board of directors in fulfilling its responsibilities. Our priority in selection of board members is identification of members who will serve the best interests of the company and our stockholders through their reputation for integrity, honesty and adherence to high ethical standards; their demonstrated business acumen, experience, and ability to exercise sound judgment; their commitment to understanding the company and our industry; and their background, including prior experience and knowledge of the life sciences industry. Certain individual qualifications and skills of our directors that contribute to our board of directors’ effectiveness as a whole are described in the following paragraphs.

Nominees for Election as Class I Directors

Biographical information, including principal occupation and business experience during the last five years, for our nominees for election as Class I directors at our Annual Meeting is set forth below.

Age

Jeffrey Jonas, M.D. has served as a member of our board of directors since May 2018. Dr. Jonas has served as chief innovation officer of Sage Therapeutics, Inc., or Sage, a biopharmaceutical company, since December 2020, and has been a member of the board of directors of Sage since August 2013. Previously, Dr. Jonas served as the chief executive officer and president of Sage from August 2013 to December 2020. Dr. Jonas has served on the board of directors of Karuna Pharmaceuticals, Inc., a biopharmaceutical company, since October 2018. Dr. Jonas earned his B.A. from Amherst College and M.D. from Harvard Medical School. He completed a residency in psychiatry at Harvard Medical School, and he served as Chief Resident in psychopharmacology at McLean Hospital, Harvard Medical School. We believe Dr. Jonas’ is qualified to serve on our board of directors based on his extensive leadership experience and his experience with clinical development and regulatory matters, and in the life science industry.

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Geoff McDonough, M.D. has served as our president and chief executive officer and as a member of our board of directors since October 2017. Previously, Dr. McDonough served as president and chief executive officer of Swedish Orphan Biovitrum AB, or Sobi, a biopharmaceutical company, from August 2011 until May 2017. Dr. McDonough serves on the board of directors of Surface Oncology, Inc., a biotechnology company, and previously served on the board of directors of Zafgen, Inc., a biopharmaceutical company. Dr. McDonough earned a Bachelor of Science in biology and a Bachelor of Arts in philosophy, both summa cum laude, from University of North Carolina at Chapel Hill. Dr. McDonough earned his M.D. at Harvard Medical School and completed his residency training in internal medicine and pediatrics at Massachusetts General Hospital and Boston Children’s Hospital. We believe that Dr. McDonough’s extensive leadership experience in the life sciences industry and his extensive knowledge of our company based on his role as our president and chief executive officer qualify him to serve as a member of our board of directors.

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Donald Nicholson, Ph.D. has served as a member of our board of directors since December 2017. He has been a member of the board of directors of Kymera Therapeutics, Inc., a biopharmaceutical company, since November 2017. Dr. Nicholson served as chief executive officer of Nimbus Therapeutics, Inc., a biotechnology company, from August 2014 to October 2018. Prior to that, Dr. Nicholson spent 25 years at Merck & Co., Inc., a pharmaceutical company, in various leadership, strategic and operational roles. Dr. Nicholson earned his B.S. with honors in biochemistry and his doctorate in biochemistry from the University of Western Ontario and trained as a Medical Research Council postdoctoral fellow at the University of Munich in Germany. We believe Dr. Nicholson’s extensive experience in both scientific and management roles in the life sciences industry qualifies him to serve on our board of directors.

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The board of directors recommends voting “FOR” the election of Jeffrey Jonas, M.D., Geoff McDonough, M.D., and Donald Nicholson, Ph.D., as Class I directors, for a three-year term ending at the annual meeting of stockholders to be held in 2024.

Any properly submitted proxy will be voted in favor of the nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as directors if elected. However, if any nominee is unable to serve or for good cause will not serve as a director, the persons named in the proxy intend to vote in their discretion for one or more substitutes who will be designated by our board of directors.

Directors Continuing in Office

Biographical information, including principal occupation and business experience during the last five years, for our directors continuing in office after the Annual Meeting is set forth below.

Class II Directors (Term Expires at 2022 Annual Meeting)

Age

Ron Cooper joined our board of directors in March 2021. He has served as the president, chief executive officer and a member of the board of directors of Albireo Pharma, Inc., a clinical-stage pharmaceutical company, since November 2016. Prior to that, he served as president and chief executive officer of Albireo Limited from July 2015 until November 2016, and also served as a member of the board of directors of Albireo Limited from September 2015 to November 2016. Mr. Cooper has also served on the board of directors of Genocea Biosciences, Inc., a biopharmaceutical company, since July 2016. Mr. Cooper earned his bachelor’s degree in chemistry and business administration from St. Francis Xavier University in Canada. We believe Mr. Cooper is qualified to serve on our board of directors based on his over 25 years of leadership positions in biopharmaceutical companies in several countries and his extensive experience in regulatory and business management in the life sciences industry.

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Anthony Quinn, M.B. Ch.B., Ph.D. has served as a member of our board of directors since December 2017. Dr. Quinn has served as president and chief executive officer and as a director of Aeglea BioTherapeutics, Inc., a biotechnology company since July 2017. Prior to that, from October 2015 to July 2017 he worked as a private consultant for IDBioPharm Consulting LLC, a consulting firm. From August 2009 to June 2015, Dr. Quinn served in several roles at Synageva BioPharma Corp., a biotechnology company that was acquired by Alexion Pharmaceuticals, Inc., a pharmaceutical company, in June 2015, including most recently as head of research & development and chief medical officer. Following the acquisition, Dr. Quinn worked for Alexion Pharmaceuticals, Inc. from June 2015 to September 2015. Dr. Quinn has also served on the board of directors of Kaleido BioSciences, Inc., clinical-stage healthcare company, since February 2016. Dr. Quinn received his Bachelor of Medical Sciences in general pathology, his M.B. Ch.B. (M.D.) from the University of Dundee, UK. and his Ph.D. in cancer research from the University of Newcastle in Tyne, UK. We believe Dr. Quinn is qualified to serve on our board of directors because of his medical and clinical experience in the biopharmaceutical industry, including experience in the development of therapeutics for rare diseases.

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Jason Rhodes has served as the chairman of our board of directors since October 2017 and served as our founding chief executive officer from October 2016 to October 2017. Mr. Rhodes has been a partner at Atlas Venture, a venture capital firm, since 2014. From 2010 to 2014, Mr. Rhodes was at Epizyme, Inc., a biotechnology company, where he most recently served as president and chief financial officer. Mr. Rhodes has been a member of the board of directors of Dyne Therapeutics, Inc., a biotechnology company, since December 2017 and a member of the board of directors of Replimune Group, Inc., a biotechnology company, since September 2015. Mr. Rhodes earned a B.A. from Yale University and an M.B.A. from the Wharton School of the University of Pennsylvania. We believe Mr. Rhodes is qualified to serve on our board of directors based on his extensive knowledge of our company based on his role as the founding chief executive officer, as well as his extensive leadership experience, his biotechnology company board experience and his experience investing in life science companies.

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Class III Directors (Term Expires at 2023 Annual Meeting)

Age

Gustav Christensen has served as a member of our board of directors since December 2017. Mr. Christensen has served as the chairman of the board of directors of Morphic Holding, Inc., a biopharmaceutical company, since April 2016. Previously, Mr. Christensen served as the president and chief executive officer and director at Dyax Corp., a biopharmaceutical company, from April 2007 to February 2016. Mr. Christensen earned a M.Sc. in Economics from the University of Aarhus (Denmark) and his M.B.A. from Harvard Business School. We believe that Mr. Christensen is qualified to serve on our board of directors due to his extensive leadership and business experience in the life sciences industry and in the commercialization of pharmaceutical products.

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Charles Rowland has served as a member of our board of directors since July 2018. Mr. Rowland served as chief executive officer and director of Aurinia Pharmaceuticals Inc., a biopharmaceutical company, from January 2014 to February 2017. Mr. Rowland has served as a member of the boards of directors of Orchard Therapeutics plc, a gene therapy company, since June 2018, Viking Therapeutics, Inc., a clinical-stage biopharmaceutical company, since July 2016, Blueprint Medicines Corporation, a global precision therapy company, since March 2015, and Nabriva Therapeutics plc, a commercial-stage biopharmaceutical company, since January 2015. Mr. Rowland earned his B.S. from Saint Joseph’s University and M.B.A. from Rutgers University. We believe that Mr. Rowland is qualified to serve on our board of directors due to his extensive experience in pharmaceutical operations and in finance and accounting.

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Catherine Stehman-Breen, M.D. has served as a member of our board of directors since December 2017. Dr. Stehman-Breen has served as the chief executive officer and a member of the board of directors of Chroma Medicine, Inc., a biotechnology company, since December 2020. Previously, Dr. Stehman-Breen served as the chief development officer of Obsidian Therapeutics, Inc., a biotechnology company, from July 2019 to December 2020, and as an entrepreneur-in-residence at Atlas Ventures, serving as chief medical officer of both Dyne Therapeutics, Inc., a biotechnology company, from March 2018 to July 2019 and Disarm Therapeutics, Inc., a biotechnology company, from April 2018 to July 2019. Dr. Stehman-Breen also served as chief medical officer of Sarepta Therapeutics, Inc. from April 2017 to December 2017. Prior to that, Dr. Stehman-Breen served as vice president, clinical development and regulatory affairs at Regeneron Pharmaceuticals, Inc., a biotechnology company, initially as head, pain therapeutic area, and subsequently as head, clinical project management and operations from January 2015 to March 2017. She has also served on the board of directors of Dyne Therapeutics, Inc. since June 2019. Dr. Stehman-Breen earned a B.A. in biology and psychology from Colby College, an M.Sc. degree in epidemiology from the University of Washington, where she also conducted her residency and fellowship training, and an M.D. from the University of Chicago. We believe Dr. Stehman-Breen is qualified to serve on our board of directors based on her extensive leadership experience and her experience with clinical development and regulatory matters, and in the life science industry.

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There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

Biographical information for our executive officers who are not directors is listed below.

Age

Matthew Norkunas, M.D., M.B.A. has served as our chief financial officer since July 2020. Previously, Dr. Norkunas served as the chief financial officer at SomaLogic, Inc., a biotechnology company, from February 2016 to June 2020. From July 2012 to January 2016, Dr. Norkunas served as a senior equity analyst at Marsico Capital Management, where he served as the firm’s primary health care investment specialist. Dr. Norkunas began his career as a practicing anesthesiologist. He received his B.A. from St. Mary’s College of Maryland, his M.D. from University of Maryland School of Medicine, and his M.B.A. from Columbia Business School.

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Matthew Stanton, Ph.D. has served as our chief scientific officer since May 2019. Previously, Dr. Stanton served as our chief technology officer from October 2017 to May 2019. Prior to joining us, Dr. Stanton served as vice president, head of chemistry and platform immunology at Moderna, Inc., a biotechnology company, from April 2014 until September 2017. Dr. Stanton earned a Bachelor of Science in chemistry from Virginia Tech, a Master of Science in chemistry and a doctorate in chemistry with a focus on physical organic chemistry and natural product synthesis from the University of North Carolina at Chapel Hill.

48

Douglas Kerr, M.D., Ph.D., M.B.A. has served as our chief medical officer since November 2020. Previously, Dr. Kerr served as our chief development officer from May 2019 to November 2020 and as our chief scientific officer and executive vice president of research and development from August 2017 to May 2019. Dr. Kerr has served as a member of the board of directors of Triplet Therapeutics Inc., a biotechnology company, since July 2019. Prior to joining us, Dr. Kerr served as global development team lead and vice president for neurology at Shire plc, a biopharmaceutical company, from October 2015 to August 2017. Dr. Kerr earned a B.A. degree in biochemistry from Princeton University and, an M.B.A. with a specialization in entrepreneurship and finance from Northeastern University and an M.D. from Jefferson Medical College, as well as a doctorate in biochemistry and molecular biology.

54

Tracy Zimmermann, Ph.D. has served as our chief development officer since November 2020. Previously, Dr. Zimmermann served as our vice president, preclinical research and translational biology, from October 2018 to November 2020. From January 2012 until September 2018, Dr. Zimmermann was a research director at Alnylam Pharmaceuticals, Inc., a biopharmaceutical company. Dr. Zimmermann earned a B.S. degree in biochemistry from Lehigh University and a Ph.D. in biochemistry from the University of Colorado at Boulder.	51

PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2021. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, our board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our stockholders.

A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

We incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2020 and 2019.

	2020	2019
Audit fees (1)	$1,110,247	$296,350
Audit-related fees (2)	30,000	—
All other fees (3)	2,550	—
Total fees	$1,142,797	$296,350

(1)Consist of fees billed for professional services for annual audit and quarterly review of our consolidated financial statements and, in 2020, review of the registration statements on Form S-1 for our initial public offering and subsequent follow-on offering that was consummated in January 2021, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)Consist of fees for services performed related to our adoption of new accounting guidance.
(3)Consist of fees in connection with access to the Ernst & Young LLP on-line accounting research and disclosures database.

The aggregate fees included in the Audit fees are those fees billed for the fiscal year.

Audit Committee Pre-Approval Policy and Procedures

The audit committee of our board of directors has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless either the service is approved in advance by the audit committee, or the engagement to render the service is entered into pursuant to the audit committee’s pre-approval policies and procedures.

From time to time, our audit committee may pre-approve services that are expected to be provided to us by the independent auditor during the following 12 months. At the time such pre-approval is granted, the audit committee must identify the particular pre-approved services in a sufficient level of detail so that our management will not be called upon to make a judgment as to whether a proposed service fits within the pre-approved services and, at each regularly scheduled meeting of the audit committee following such approval, management or the independent auditor shall report to the audit committee regarding each service actually provided to us pursuant to such pre-approval.

Since our initial public offering, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Any properly submitted proxy will be voted in favor of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 unless a contrary specification is made in the proxy.

REPORT OF THE AUDIT COMMITTEE

The primary purpose of our audit committee is to assist our board of directors’ oversight of our accounting and financial reporting processes and the audits of our consolidated financial statements, as is more fully described in the audit committee charter. In the performance of its oversight function, our audit committee has reviewed our audited financial statements for the year ended December 31, 2020 and discussed them with our management and our independent registered public accounting firm, Ernst & Young LLP.

Our audit committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to our audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, Ernst & Young LLP provided our audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the audit committee has discussed with the company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that our consolidated financial statements audited by Ernst & Young LLP be included in our Annual Report on Form 10-K for the year ended December 31, 2020.

By the audit committee of the board of directors of Generation Bio Co.

Charles Rowland, Chairman

Gustav Christensen

Anthony Quinn, M.B. Ch.B., Ph.D.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

●	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
●	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.
●	Nominees should have a commitment to understand our company and our industry and to regularly attend and participate in meetings of our board of directors and its committees.
●	Nominees’ background, including prior experience and knowledge of the life sciences industry, should be considered.
●	Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.
●	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.
●	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on our board of directors is considered.

The nominating and corporate governance committee may use a third party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated bylaws and must be received by us no later than the date referenced below under the heading “Stockholder Proposals.” Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting.

Director Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates. In March 2021, our board of directors undertook a review of the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Dr. McDonough, is an “independent director” as defined under Nasdaq Listing Rules. Dr. McDonough is not an independent director under these rules because he is our president and chief executive officer. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Committees

Our board of directors has established an audit committee, a talent committee, and a nominating and corporate governance committee. The talent committee serves as the compensation committee of our board. Each of the audit committee, talent committee, and nominating and corporate governance committee operates under a charter, and each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, talent committee, and the nominating and corporate governance committee is posted under the heading of “Governance” of the “Investor Center” section on our website, which is located at http://www.generationbio.com.

Audit Committee

The members of our audit committee are Charles Rowland, Gustav Christensen and Anthony Quinn, and Charles Rowland is the chair of the audit committee. Our board of directors has determined that each of Mr. Rowland, Mr. Christensen and Dr. Quinn is independent within the meaning of Rule 10A-3 under the Exchange Act. Our board of directors has determined that Mr. Rowland is an “audit committee financial expert” as defined in applicable SEC rules. Our board of directors believes that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our audit committee assists our board of directors in its oversight of our accounting and financial reporting process and the audits of our consolidated financial statements. The audit committee met ten times during the year ended December 31, 2020, including telephonic meetings. Our audit committee’s responsibilities include:

●	appointing, approving the compensation of, assessing the independence of and evaluating the performance of our registered public accounting firm;
●	overseeing the work of our independent registered public accounting firm, including reviewing the scope of any prospective audits and through the receipt and consideration of reports from that firm;

●	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
●	overseeing our internal audit function;
●	overseeing our risk assessment and risk management policies;
●	evaluating our financial management personnel;
●	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
●	meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
●	reviewing and approving or ratifying any related person transactions; and
●	preparing the audit committee report required by SEC rules.

All audit services to be provided to us and all non-audit services, other than de minimis non-audit services, to be provided to us by our registered public accounting firm must be approved in advance by our audit committee.

Talent Committee

The members of our talent committee are Jason Rhodes, Donald Nicholson and Catherine Stehman-Breen, and Jason Rhodes is the chair of the talent committee. Our board of directors has determined that each of Mr. Rhodes, Dr. Nicholson and Dr. Stehman-Breen is independent within the meaning of Rule 10C-1 under the Exchange Act. Our talent committee assists our board of directors in the discharge of its responsibilities relating to the compensation of our executive officers. The talent committee met six times during the year ended December 31, 2020, including telephonic meetings. Our compensation committee’s responsibilities include:

●	reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;
●	overseeing an evaluation of our senior executives;
●	overseeing and administering our cash and equity incentive plans;
●	reviewing and making recommendations to our board of directors with respect to director compensation;
●	reviewing and making recommendations to our board of directors with respect to management succession planning;
●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules; and
●	preparing the compensation committee report if and to the extent then required by SEC rules.

The talent committee meets regularly in executive session. However, from time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the talent committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in talent committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the talent committee regarding the compensation for such officer or any immediate family member of such officer. The charter of the talent committee grants the talent committee full access to all of our books, records, facilities, and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting, or other advisors and consultants, and other external resources that the talent committee considers necessary or appropriate in the performance of its duties. In particular, the talent committee may, in its sole discretion, retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

The talent committee engaged Radford, an AON Hewitt Company, as its compensation consultant during 2020. Our talent committee considered the relationship that Radford has with us, the members of our board of directors and our executive officers. Based on the committee’s evaluation, the talent committee has determined that no conflicts of interest exist between the company and Radford.

Radford assisted the committee in conducting a competitive compensation assessment for our executive officers for the fiscal year ended December 31, 2020. In evaluating the total compensation of our executive officers, the talent committee, with the assistance of Radford, established a peer group of 22 publicly traded companies at the time of the IPO in the biopharmaceutical industry that was comprised of companies whose market capitalization, number of employees, maturity of product development pipeline and area of therapeutic focus are similar to ours.

Radford also supplemented the peer group information with published survey data, which provided a broader market representation of companies and deeper position reporting. Radford reports directly to the talent committee.

Historically, our talent committee reviews all compensation components including base salary, bonus, benefits, equity incentives and other perquisites, as well as severance arrangements, change-in-control benefits and other forms of executive officer compensation and provides a recommendation on the compensation of our Chief Executive Officer to our board of directors. In addition, the talent committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy, and new trends, plans, or approaches to compensation, at various meetings throughout the year. The talent committee also makes recommendations to our board of directors regarding the compensation of non-employee directors and has the authority to administer our equity-based plans.

Under its charter, the talent committee may form, and delegate authority to, subcommittees, consisting of independent directors, as it deems appropriate. Pursuant to our 2020 Stock Incentive Plan, or the 2020 Plan, the talent committee has delegated to our Chief Executive Officer and our Chief Financial Officer the authority to approve grants of stock options to new hire employees below the level of Senior Vice President and in connection with promotions or recognition grants for existing employees below the level of Senior Vice President, subject to certain limitations for each level of employment and an annual aggregate maximum amount of awards that can be granted pursuant to such delegated authority.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Jason Rhodes, Ron Cooper, and Jeffrey Jonas, and Jason Rhodes is the chair of the nominating and corporate governance committee. The nominating and corporate governance committee met once during the year ended December 31, 2020, including telephonic meetings. Our nominating and corporate governance committee’s responsibilities include:

●	recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;
●	reviewing and making recommendations to our board with respect to our board leadership structure;

●	developing and recommending to our board of directors corporate governance principles; and
●	overseeing a periodic evaluation of our board of directors.

Board and Committee Meetings Attendance

The full board of directors met seven times during the year ended December 31, 2020, including telephonic meetings. During 2020, with the exception of Dr. Jonas, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served). Dr. Jonas was unable to attend 75% of such meetings due to an excused medical absence.

Director Attendance at Annual Meeting of Stockholders

Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meeting of stockholders, we encourage all of our directors to attend.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted under the heading “Governance” on the Investor Center section of our website, which is located at http://www.generationbio.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Anti-Hedging Policy

Our board of directors has adopted an Insider Trading Policy, which applies to all of our directors and employees and certain of their family members and any entities any of them control. The policy prohibits the following transactions in our securities:

●	short sales, including short sales “against the box”;
●	purchases or sales of puts, calls or other derivative securities; or
●	purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. The guidelines provide that:

●	our board’s principal responsibility is to oversee the management of our company;
●	except as required by Nasdaq rules, a majority of the members of our board must be independent directors;
●	the independent directors meet in executive session at least twice a year;

●	directors have full and free access to our officers and employees and, as necessary, independent advisors; and
●	our nominating and corporate governance committee will oversee annual self-evaluations of the board to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted under the heading “Governance” on the Investor Center section of our website, which is located at http://www.generationbio.com.

Board Leadership Structure and Board’s Role in Risk Oversight

Our corporate governance guidelines provide that the roles of chairman of the board and chief executive officer may be separated or combined. Our board of directors has considered its leadership structure and determined that, at this time, the roles of chairman of the board of directors and chief executive officer should be separate. Separating the chairman and the chief executive officer positions allows our Chief Executive Officer, Dr. McDonough, to focus on running the business, while allowing our chairman of the board of directors, Mr. Rhodes, to lead our board in its fundamental role of providing advice to and oversight of management. As our board of directors has determined that each of our directors other than Dr. McDonough is independent, our board of directors believes that the independent directors provide effective oversight of management. Our board of directors believes that its leadership structure is appropriate because it strikes an effective balance between strategic development and independent leadership and management oversight in the board process. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our 2020 Annual Report. Our board of directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full board of directors, which has responsibility for general oversight of risks. Our board of directors oversees our risk management processes directly and through its committees. Our risk management processes are intended to identify, manage and control risks so that they are appropriate considering our scope, operations and business objectives. Our management is responsible for risk management on a day-to-day basis and our board and its committees oversee the risk management activities of management. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Our board of directors satisfies its risk oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. This enables our board of directors to coordinate risk oversight, particularly with respect to interrelated or cumulative risks that may involve multiple areas for which more than one committee may have responsibility.

Our audit committee oversees risk management activities related to financial controls and legal and compliance risks. Our talent committee oversees risk management activities relating to our compensation policies and practices. Our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Communication with Our Directors

Any interested party with concerns about our company may report such concerns to the board of directors or otherwise the chairman of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Generation Bio Co.

301 Binney Street

Cambridge, MA 02142

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and discretion. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board (if one is appointed and is an independent director), the lead director (if one is appointed) or otherwise the chairman of the nominating and corporate governance committee, subject to the advice and assistance of counsel, consider to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material elements of our executive compensation policies for our “named executive officers” and the most important factors relevant to an analysis of these policies. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers named in the “Summary Compensation Table” below, or our “named executive officers,” and is intended to place in perspective the data presented in the following tables and the corresponding narrative.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to our president and chief executive officer, Geoff McDonough, for the fiscal years ended December 31, 2020 and 2019 and our chief financial officer, Matthew Norkunas, and our chief development officer, Tracy Zimmermann for the fiscal year ended December 31, 2020.

					Option
Name and Principal Position	Year	Salary($)		Bonus($)(1)	awards($)(2)	Total($)
Geoff McDonough	2020	515,834		341,051	1,379,905	2,236,790
President and Chief	2019	423,500		169,400	—	592,900
Executive Officer
Matthew Norkunas (3)	2020	194,355	(4)	163,291	4,636,466	4,994,112
Chief Financial Officer
Tracy Zimmermann (5)	2020	342,963		164,958	1,841,359	2,349,280
Chief Development Officer

(1)	The amounts reported in the “Bonus” column reflects a discretionary annual cash bonuses earned by Dr. McDonough, Dr. Norkunas and Dr. Zimmermann for his or her performance, as determined by the Talent Committee in its sole discretion, as described below under “Narrative to Summary Compensation Table.” Dr. Norkunas’ bonus amount includes a one-time signing bonus of $70,000 pursuant to the terms of his offer letter.
(2)	The amounts reported in the “Option awards” column reflect the aggregate grant-date fair value of stock options awarded in the applicable fiscal year, calculated in accordance with the provisions of the Financial Accounting Standard Board Accounting Standards Codification Topic 718. For information regarding assumptions underlying the value of equity awards, see Note 8 to our audited consolidated financial statements to our financial statements included in our 2020 Annual Report. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(3)	Dr. Norkunas joined us in 2020; accordingly, he had no compensation from us in 2019.
(4)	Dr. Norkunas’ salary includes $15,380 paid under a consulting agreement before the commencement of his employment with us on July 22, 2020.
(5)	Dr. Zimmermann was promoted to be an executive officer in 2020; accordingly, her 2019 compensation is not reportable.

Narrative to Summary Compensation Table

Base salary. In 2020, we paid Dr. McDonough an annualized base salary of $456,109 until June 11, 2020, when his annualized base salary was increased to $566,500. In 2020, we paid Dr. Norkunas an annualized base salary of $400,000. In 2020, we paid Dr. Zimmermann an annualized base salary of $338,610 until November 9, 2020, when her annualized base salary was increased to $373,830. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

Annual bonus. Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. We typically establish annual bonus targets based on specified corporate goals and individual performance and conduct annual performance reviews to assess individual performance. Dr. McDonough was eligible to receive an annual bonus for 2019, with the target amount of such bonus set at 40% of his base salary. Each of our named executive officers was eligible to receive an annual bonus for 2020. Dr. McDonough’s target bonus amount for 2020, expressed as a percentage of his total base salary earned during 2020, was 40% and was increased to 55% following our IPO. Dr. Norkunas’ target bonus amount for 2020, expressed as a percentage of his total base salary earned during 2020, was 40%. Dr. Zimmermann’s target bonus amount for 2020, expressed as a percentage of her total base salary earned during 2020, was 30% and was increased to 40% upon her promotion to chief development officer. In January 2021, our board of directors reviewed the performance of our named executive officers against the 2020 bonus goals and determined that the corporate goals and objectives had been achieved at 120% of target level. Dr. Norkunas’ annual bonus for 2020 was pro-rated to reflect the portion of the calendar year during which he was employed by or consulting for us.

Equity incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executive officers, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options. Prior to our initial public offering, or IPO, our executive officers were eligible to participate in our 2017 Stock Incentive Plan, as amended, or the 2017 Plan. All stock options were granted pursuant to the 2017 Plan. Since our IPO, our executive officers have been eligible to receive stock options and other equity awards pursuant to our 2020 Plan.

We have used stock options to compensate our executive officers in the form of initial grants in connection with the commencement of employment. Awards of stock options and restricted stock to our executive officers have been made by our board of directors. The options and restricted stock that we have granted to our executive officers are typically subject to time-based vesting, generally over four years following the vesting commencement date. Upon certain terminations of employment in connection with a change of control, vesting is fully accelerated; upon other involuntary terminations, 25% of the unvested portion of each grant will vest as of the date of the termination. Prior to the exercise of a stock option, the holder has no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents.

We have historically awarded stock options with exercise prices that are equal to the fair market value of our common stock on the date of grant.

In March 2020, our board of directors granted options to purchase 199,038 and 12,030 shares of our common stock to Dr. McDonough and Dr. Zimmermann, respectively, which will vest in full upon the date on which our board of directors determines that we have dosed the initial patient in our first clinical trial, provided it occurs on or prior to July 1, 2023, and 199,038 and 12,029 shares of our common stock to Dr. McDonough and Dr. Zimmermann, respectively, which vest over four years, with 25% of the shares vesting on the first anniversary of the grant date, and the remainder vesting in equal quarterly installments thereafter, subject to continuous service, in each case at an exercise price of $5.16 per share. In July 2020, our board of directors granted options to purchase 330,000 shares of our common stock to Dr. Norkunas, which vest over four years, with 25% of the shares vesting on the first anniversary of the grant date, and the remainder vesting in equal quarterly installments thereafter, subject to continuous service at an exercise price of $21.41 per share.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards for each of our named executive officers as of December 31, 2020:

	Option awards					Stock awards
	Number of	Number of				Number of
	securities	securities				shares of		Market value of
	underlying	underlying				stock that		shares of stock
	unexercised	unexercised		Option	Option	have not		that have not
	options (#)	options (#)		exercise price	expiration	vested		vested
Name	exercisable	unexercisable		($)	date	(#)		($)(1)
Geoff McDonough	—	199,038	(2)	5.16	3/4/2030	—			—

	—	199,038	(3)	5.16	3/4/2030	—			—

	—	—		—	—	398,079	(4)		$11,285,540
Matthew Norkunas	—	330,000	(5)	21.41	7/21/2030	—			—
Tracy Zimmermann	50,955	50,952	(6)	4.59	12/5/2028	—			—
	—	12,030	(2)	5.16	3/4/2030	—			—
	—	12,029	(3)	5.16	3/4/2030	—			—

	—	97,500	(7)	27.68	11/8/2030	—			—

(1)	The market value of our common stock is based on the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2020.
(2)	These option awards were granted on March 5, 2020 and will vest in full upon the date on which our board of directors determines that we have dosed the initial patient in our first clinical trial, provided it occurs on or prior to July 1, 2023. The vesting of these option awards will accelerate upon a qualifying termination of employment.
(3)	These option awards were granted on March 5, 2020 and vest over four years, with 25% of the shares vesting on the first anniversary of the grant date, and the remainder vesting in equal quarterly installments thereafter, subject to continuous service. The vesting of these option awards will accelerate upon a qualifying termination of employment.
(4)	This restricted stock award for 1,592,311 shares vests over four years, with 25% of the shares vesting on October 16, 2017, and the remainder vesting in equal quarterly installments thereafter, subject to continuous service. The vesting of this restricted stock award will accelerate upon a qualifying termination of employment.
(5)	This option award was granted on July 22, 2020 and vests over four years, with 25% of the shares vesting on the first anniversary of the grant date, and the remainder vesting in equal quarterly installments thereafter, subject to continuous service. The vesting of this option award will accelerate upon a qualifying termination of employment.
(6)	This option award vests over four years, with 25% of the shares vesting on October 1, 2019, and the remainder vesting in equal quarterly installments thereafter, subject to continuous service. The vesting of this option award will accelerate upon a qualifying termination of employment.
(7)	This option award was granted on November 9, 2020 and vests over four years, with 25% of the shares vesting on the first anniversary of the grant date, and the remainder vesting in equal quarterly installments thereafter, subject to continuous service. The vesting of this option award will accelerate upon a qualifying termination of employment.

Agreements with Our Named Executive Officers

Offer Letters

Geoff McDonough

In October 2017, in connection with our appointment of Dr. McDonough as our Chief Executive Officer, we entered into an offer letter with Dr. McDonough. The offer letter established Dr. McDonough’s title, base salary, eligibility for an annual bonus, and eligibility for benefits made available to employees generally and also provided for certain benefits upon termination of his employment under specified conditions. Dr. McDonough’s employment is at will. Pursuant to the offer letter, we granted Dr. McDonough a restricted stock award for 1,592,311 shares of our common stock, which is subject to service-based vesting, and agreed to grant to him additional restricted stock awards or stock options to maintain his ownership percentage in the company until such time as we had sold equity having an aggregate purchase price of $50,000,000. Dr. McDonough’s base salary is currently set at $583,495 and his target bonus percentage is 55%.

Matthew Norkunas

In June 2020, in connection with our appointment of Dr. Norkunas as our Chief Financial Officer, we entered into an offer letter with Dr. Norkunas. The offer letter established Dr. Norkunas’ title, base salary, eligibility for an annual bonus, and eligibility for benefits made available to employees generally and also provided for certain benefits upon termination of his employment under specified conditions. Dr. Norkunas’ offer letter includes certain severance benefits as described below. Dr. Norkunas’ employment is at will. Pursuant to the offer letter, we granted Dr. Norkunas options to purchase 330,000 shares of our common stock, which are subject to service-based vesting. Dr. Norkunas’ base salary is currently set at $412,000 and his target bonus percentage is 40%, which was prorated to reflect the portion of the calendar year he was employed by us or consulting for us. Dr. Norkunas was also paid a one-time signing bonus of $70,000 in accordance with the terms of the offer letter.

Tracy Zimmermann

In August 2018, we entered into an offer letter with Dr. Zimmermann that established her title, base salary, eligibility for an annual bonus and eligibility for benefits made available to employees generally. In November 2020, in connection with our promotion of Dr. Zimmermann to Chief Development Officer, we entered into a promotion letter with Dr. Zimmermann that established Dr. Zimmermann’s new title, increased her base salary and increased her target bonus percentage, and also provided that Dr. Zimmermann would be entitled to increased severance benefits under our severance plan benefits agreement described below. Dr. Zimmermann’s employment is at will. Pursuant to the promotion letter, we granted Dr. Zimmermann options to purchase 97,500 shares of our common stock, which are subject to service-based vesting. Dr. Zimmermann’s base salary is currently set at $385,045 and her target bonus percentage is 40%.

Severance upon Termination of Employment; Change in Control

In 2020, we entered into a severance plan benefits agreement with certain of our executive officers, including Dr. McDonough and Dr. Zimmermann. The separation benefits provided in the severance benefits plan agreement superseded the separation benefits previously provided to the executive officer. Under the terms of the severance benefits agreement, if the executive officer’s employment is terminated by us without cause or by the executive officer for good reason prior to or more than 12 months following a change in control, each as defined in the agreement, and subject to the executive officer’s execution of a general release of potential claims against us, we have agreed to continue to pay his or her then-current base salary for a period of 12 months, in the case of our chief executive officer, or nine months, in the case of our other executive officers, and to pay premiums for continuation of health coverage under COBRA for up to 12 months, in the case of our chief executive officer, or nine months, in the case of our other executive officers. In addition, we have agreed that we may pay such executive officer a bonus for the year in which his or her employment is terminated determined by reference to the officer’s target annual incentive bonus for the year in which his or her termination of employment occurs and based on our and the executive officer’s performance for such year, as determined by our board of directors in its sole discretion, and prorated based on the number of days the executive officer was actually employed by us for the year in which his or her termination occurs, and that we will accelerate the vesting of any then-outstanding equity grants held by the executive officer by 25% of the then unvested portion of those grants. Alternatively, if the executive officer’s employment is terminated by us without cause or by the executive officer for good reason within one year following a change in control, and subject to the executive officer’s execution of a general release of potential claims against us, we have agreed, in the case of our chief executive officer, to continue to pay his then-current base salary for a period of 18 months and, in the case of our other executive officers, to pay the executive officer a lump sum amount equal to 12 months of his or her then-current base salary; to pay premiums for continuation of health coverage under COBRA for up to 18 months, in the case of our chief executive officer, or 12 months, in the case of our other executive officers; and to pay a lump sum bonus equal to 150%, in the case of our chief executive officer, or 100%, in the case of our other executive officers, of the executive officer’s target annual incentive bonus for the year in which his or her employment is terminated and accelerate the vesting of any outstanding equity grants in full.

Dr. Norkunas’ offer letter includes certain severance benefits that are substantially similar to the terms of the severance benefits described above, except that if Dr. Norkunas’ employment is terminated by us without cause or by him for good reason prior to or more than 12 months following a change in control, each as defined in the letter, there is no provision for the acceleration of the vesting of any then-outstanding and unvested equity grants.

We have also entered into employee confidentiality, inventions, non-solicitation and non-competition agreements with each of our named executive officers. Under the employee confidentiality, inventions, non-solicitation and non-competition agreements, each named executive officer has agreed (1) not to compete with us during his or her employment and for a period of one year after the termination of his employment, (2) not to solicit our employees during his or her employment and for a period of one year after the termination of his or her employment, (3) to protect our confidential and proprietary information and (4) to assign to us related intellectual property developed during the course of his or her employment.

Stock Option and Other Compensation Plans

In this section we describe our 2017 Plan, our 2020 Plan and our Employee Stock Purchase Plan, or 2020 ESPP. Prior to our IPO, we granted awards to eligible participants under the 2017 Plan. Following the effectiveness of the registration statement for our IPO, we ceased granting awards under the 2017 Plan and started granting awards to eligible participants from time to time only under the 2020 Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2020. As of December 31, 2020, we had three equity compensation plans, our 2017 Plan, our 2020 Plan and our 2020 ESPP, each of which was approved by our stockholders.

Equity Compensation Plan Information

Number of
securities
remaining
available
for future
issuance
	Number of		under equity
	securities to	Weighted-	compensation
	be issued upon	average	plans
	exercise	exercise price	(excluding
	of outstanding	of outstanding	securities
	options, warrants	options, warrants	reflected in
Plan category	and rights	and rights	column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	5,241,770	$ 9.89	2,981,992
Equity compensation plans not approved by security holders	—	—	—
Total	5,241,770	$ 9.89	2,981,992

(1)	Consists of the 2017 Plan, the 2020 Plan, and the 2020 ESPP. The 2020 Plan provides for annual increases, to be added as of the first day of each fiscal year until, and including, January 1, 2030, equal to the lesser of 4% of the number of shares of our common stock outstanding on such first day of the fiscal year in question and an amount determined by our board of directors. The 2020 ESPP provides for annual increases, to be added as of the first day of each fiscal year until, and including, January 1, 2030, in an amount equal to the lowest of 1,302,157 shares of our common stock, 1% of the total number of shares of our common stock outstanding on the first day of the applicable year, and an amount determined by our board of directors.

2017 Stock Incentive Plan

The 2017 Plan was initially approved by our board of directors and our stockholders in October 2017, and was subsequently amended in October 2017, November 2017, February 2018, December 2018 and January 2020, in each case solely to increase the total number of shares reserved for issuance under the 2017 Plan. The 2017 Plan provided for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, awards of restricted stock, restricted stock units and other stock-based awards. Our employees, officers, directors, consultants and advisors were eligible to receive awards under the 2017 Plan; however, incentive stock options could only be granted to our employees. The type of award granted under the 2017 Plan and the terms of such award are set forth in the applicable award agreement. Pursuant to the terms of the 2017 Plan, our board of directors (or a committee delegated by our board of directors) administers the 2017 Plan and, subject to any limitations in the plan, selected the recipients of awards and determined:

●	the number of shares of our common stock covered by options and the dates upon which the options become exercisable;
●	the type of options to be granted;
●	the duration of options, which may not be in excess of ten years;
●	the exercise price of options, which must be at least equal to the fair market value of our common stock on the date of grant; and
●	the number of shares of our common stock subject to, and the terms and conditions of, any stock appreciation rights, awards of restricted stock, restricted stock units or other stock-based awards, including conditions for repurchase or cancellation, measurement price, issue price and repurchase price, if any (though the measurement price of stock appreciation rights must be at least equal to the fair market value of our common stock on the date of grant and the duration of such awards may not be in excess of ten years) and any performance conditions.

Our board of directors may amend, suspend or terminate the 2017 Plan at any time, except that stockholder approval may be required to comply with applicable law.

Effect of Certain Changes in Capitalization

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, we are required by the 2017 Plan to make equitable adjustments (or make substitute awards, if applicable), in the manner determined by our board of directors, to:

●	the number and class of securities available under the 2017 Plan;
●	the number and class of securities and exercise price per share of each outstanding option;
●	the share and per-share provisions and measurement price of each outstanding stock appreciation right;
●	the number of shares and the repurchase price per share subject to each outstanding award of restricted stock; and
●	the share and per-share related provisions and purchase price, if any, of each outstanding restricted stock unit award and each other stock-based award.

Effect of Certain Corporate Transactions

Upon the occurrence of a merger or other reorganization event (as defined in the 2017 Plan), our board of directors may, on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and us), take any one or more of the following actions pursuant to the 2017 Plan as to all or any (or any portion of) outstanding awards, other than awards of restricted stock:

●	provide that outstanding awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate of the acquiring or succeeding corporation);
●	upon written notice to a participant, provide that all of the participant’s unexercised and/or unvested awards will terminate immediately prior to the consummation of such transaction unless exercised, to the extent exercisable, by the participant within a specified period following the date of such notice;
●	provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the reorganization event;
●	in the event of a reorganization event pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of (I) the cash payment for each share surrendered in the reorganization event over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award;

●	provide that, in connection with our liquidation or dissolution, awards convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); or
●	any combination of the foregoing.

In taking any of the foregoing actions, our board of directors is not obligated by the 2017 Plan to treat all awards, all awards held by a participant, or all awards of the same type, identically.

In the case of certain restricted stock units, no assumption or substitution is permitted, and the restricted stock units will instead be settled in accordance with the terms of the applicable restricted stock unit agreement.

Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding awards of restricted stock will continue for the benefit of the succeeding company and will, unless our board of directors determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to the reorganization event in the same manner and to the same extent as they applied to the common stock subject to the restricted stock award. However, our board of directors may provide for the termination or deemed satisfaction of such repurchase or other rights under the restricted stock award agreement or any other agreement between a participant and us, either initially or by amendment, or provide for forfeiture of such restricted stock if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the restricted stock award agreement or any other agreement between the participant and us, all restrictions and conditions on all outstanding restricted stock awards will automatically be deemed terminated or satisfied.

Our board of directors may at any time provide that any award under the 2017 Plan shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

We no longer grant awards under the 2017 Plan; however, awards outstanding under the 2017 Plan will continue to be governed by their existing terms.

2020 Stock Incentive Plan

Our 2020 Plan, which became effective on June 11, 2020, was adopted by our board of directors in May 2020, and approved by our stockholders in June 2020. The 2020 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards. Upon effectiveness of the 2020 Plan, the number of shares of our common stock reserved for issuance under the 2020 Plan was the sum of (1) 9,720,712 shares; plus (2) the number of shares of our common stock subject to outstanding awards granted under the 2017 Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2021 and continuing until, and including, the fiscal year ending December 31, 2030, equal to the lesser of (i) 4% of the number of shares of our common stock outstanding on such date, and (ii) an amount determined by our board of directors. On January 1, 2021, 1,878,800 shares were added to the shares reserved for issuance under the 2020 Plan in the first of these annual increases. Up to 16,984,657 of the shares of Common Stock available for issuance under the 2020 Plan may be issued as incentive stock options.

Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2020 Plan; however, incentive stock options may only be granted to our employees.

Pursuant to the terms of the 2020 Plan, our board of directors (or a committee delegated by our board of directors) administers the 2020 Plan and, subject to any limitations set forth in the 2020 Plan, selects the recipients of awards and determines:

●	the number of shares of our common stock covered by options and the dates upon which the options become exercisable;
●	the type of options to be granted;
●	the exercise price of options, which price must be at least equal to the fair market value of our common stock on the date of grant;
●	the duration of options, which may not be in excess of ten years;
●	the methods of payment of the exercise price of options; and
●	the number of shares of our common stock subject to and the terms and conditions of any stock appreciation rights, awards of restricted stock, restricted stock units or other stock-based awards, including conditions for repurchase, measurement price, issue price and repurchase price, if any (though the measurement price of stock appreciation rights must be at least equal to the fair market value of our common stock on the date of grant and the duration of such awards may not be in excess of ten years) and any performance conditions.

Our talent committee has delegated authority to our Chief Executive Officer, Geoff McDonough, and our Chief Financial Officer, Matthew Norkunas, to grant certain awards under the 2020 Plan. Dr. McDonough and Dr. Norkunas have the power to make awards to new hire employees below the level of Senior Vice President and in connection with promotions or recognition grants for existing employees below the level of Senior Vice President, subject to certain limitations for each level of employment and an annual aggregate maximum amount of awards that can be granted pursuant to such delegated authority. Our talent committee has fixed the terms of the awards to be granted Dr. McDonough and Dr. Norkunas, the maximum number of shares subject to awards that either such officer may grant, and the time period in which such awards may be granted.

The 2020 Plan contains limits on the compensation that may be paid to our non-employee directors. The maximum amount of cash and value (calculated based on grant-date fair value for financial reporting purposes) of awards granted under the plan in any calendar year to any individual non-employee director in his or her capacity as a non-employee director may not exceed $750,000, or in the case of a new director during his or her first year of service, $1,000,000; provided, however, that fees paid by us on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense shall not count against the foregoing limit. However, our board of directors may make additional exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the board of directors may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, the maximum amount set forth above will not apply to cash or awards granted under the 2020 Plan to a non-employee director in his or her capacity as a consultant or advisor.

Effect of Certain Changes in Capitalization

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, we are required by the 2020 Plan to make equitable adjustments (or make substitute awards, if applicable), in the manner determined by our board of directors, to:

●	the number and class of securities available under the 2020 Plan;
●	the share counting rules of the 2020 Plan;

●	the number and class of securities and exercise price per share of each outstanding option;
●	the share and per-share provisions and measurement price of each outstanding stock appreciation right;
●	the number of shares and the repurchase price per share subject to each outstanding award of restricted stock; and
●	the share and per-share related provisions and purchase price, if any, of each outstanding restricted stock unit award and each other stock-based award.

Effect of Certain Corporate Transactions

Upon the occurrence of a merger or other reorganization event (as defined in the 2020 Plan), our board of directors may, on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and us), take any one or more of the following actions pursuant to the 2020 Plan as to all or any (or any portion of) outstanding awards, other than awards of restricted stock:

●	provide that outstanding awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate of the acquiring or succeeding corporation);
●	upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately prior to the consummation of the reorganization event and/or vested but unexercised awards will terminate immediately prior to the consummation of such transaction unless exercised, to the extent exercisable, by the participant within a specified period following the date of such notice;
●	provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the reorganization event;
●	in the event of a reorganization event pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, (I) of the cash payment for each share surrendered in the reorganization event over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award;
●	provide that, in connection with our liquidation or dissolution, awards convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); or
●	any combination of the foregoing.

In taking any of the foregoing actions, our board of directors is not obligated by the 2020 Plan to treat all awards, all awards held by a participant, or all awards of the same type, identically.

In the case of certain restricted stock units, no assumption or substitution is permitted, and the restricted stock units will instead be settled in accordance with the terms of the applicable restricted stock unit agreement.

Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to each outstanding award of restricted stock will continue for the benefit of the succeeding company and will, unless our board of directors determines otherwise, apply to the cash, securities, or other property which our common stock is converted into or exchanged for pursuant to the reorganization event in the same manner and to the same extent as they applied to the common stock subject to the restricted stock award. However, our board of directors may provide for the termination or deemed satisfaction of such repurchase or other rights under the restricted stock award agreement or in any other agreement between a participant and us, either initially or by amendment. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the restricted stock award agreement or any other agreement between the participant and us, all restrictions and conditions on each outstanding restricted stock award will automatically be deemed terminated or satisfied.

Our board of directors may, at any time, provide that any award under the 2020 Plan will become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

Except with respect to certain actions requiring stockholder approval under the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the Code, or Nasdaq Stock Market rules, our board of directors may amend, modify or terminate any outstanding award under the 2020 Plan, including but not limited to, substituting for the award another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, subject to certain participant consent requirements. However, unless our stockholders approve such action, the 2020 Plan provides that we may not (except as otherwise permitted in connection with a change in capitalization or reorganization event):

●	amend any outstanding stock option or stock appreciation right granted under the 2020 Plan to provide an exercise or measurement price per share that is lower than the then-current exercise or measurement price per share of such outstanding award;
●	cancel any outstanding stock option or stock appreciation right (whether or not granted under the 2020 Plan) and grant a new award under the 2020 Plan in substitution for the cancelled award (other than substitute awards permitted in connection with a merger or consolidation of an entity with us or our acquisition of property or stock of another entity) covering the same or a different number of shares of our common stock and having an exercise or measurement price per share lower than the then-current exercise or measurement price per share of the cancelled award;
●	cancel in exchange for a cash payment any outstanding option or stock appreciation right with an exercise or measurement price per share above the then-current fair market value of our common stock (valued in the manner determined by (or in the manner approved by) our board of directors); or
●	take any other action that constitutes a “repricing” within the meaning of Nasdaq Stock Market rules or rules of any other exchange or marketplace on which our common stock is listed or traded.

No award may be granted under the 2020 Plan on or after June 11, 2030. Our board of directors may amend, suspend or terminate the 2020 Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.

2020 Employee Stock Purchase Plan

Our 2020 ESPP, which became effective on June 11, 2020, was adopted by our board of directors in May 2020 and approved by our stockholders in June 2020. Pursuant to the terms of the 2020 ESPP, our board of directors (or a committee delegated by our board of directors) administers the 2020 ESPP. The 2020 ESPP initially provided participating employees with the opportunity to purchase up to an aggregate of 481,231 shares of our common stock. The number of shares of our common stock reserved for issuance under the 2020 ESPP will automatically increase on the first day of each fiscal year, beginning with the fiscal year commencing on January 1, 2021 and continuing for each fiscal year until, and including the fiscal year commencing on, January 1, 2030, in an amount equal to the lowest of (1) 1,302,157 shares of our common stock, (2) 1% of the number of shares of our common stock outstanding on such date, and (3) an amount determined by our board of directors. On January 1, 2021, 469,700 shares were added to the shares reserved for issuance under the 2020 ESPP in the first of these annual increases.

All of our employees and employees of any designated subsidiary, as defined in the 2020 ESPP, are eligible to participate in the 2020 ESPP, provided that:

●	such person is customarily employed by us or a designated subsidiary for more than 20 hours a week and for more than five months in a calendar year;
●	such person has been employed by us or by a designated subsidiary for at least three months prior to enrolling in the 2020 ESPP; and
●	such person was our employee or an employee of a designated subsidiary on the first day of the applicable offering period under the 2020 ESPP.

We retain the discretion to determine which eligible employees may participate in an offering under applicable regulations.

We expect to make one or more offerings to our eligible employees to purchase stock under the 2020 ESPP beginning at such time and on such dates as our board of directors may determine, or on the first business day thereafter. Each offering will consist of a six-month offering period during which payroll deductions will be made and held for the purchase of our common stock at the end of the offering period. Our board of directors or a committee designated by the board of directors may, at its discretion, choose a different period of not more than 12 months for offerings. We have not yet issued any shares under the 2020 ESPP.

On each offering commencement date, each participant will be granted an option to purchase, on the last business day of the offering period, up to a number of shares of our common stock determined by multiplying $2,083 by the number of full months in the offering period and dividing that product by the closing price of our common stock on the first day of the offering period. No employee may be granted an option under the 2020 ESPP that permits the employee’s rights to purchase shares under the 2020 ESPP and any other employee stock purchase plan of ours or of any of our subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of our common stock (determined as of the first day of each offering period) for each calendar year in which the option is outstanding. In addition, no employee may purchase shares of our common stock under the 2020 ESPP that would result in the employee owning 5% or more of the total combined voting power or value of our stock or the stock of any of our subsidiaries.

Each eligible employee may authorize up to a maximum of 15% of his or her compensation to be deducted by us during the offering period. Each employee who continues to be a participant in the 2020 ESPP on the last business day of the offering period will be deemed to have exercised an option to purchase from us the number of whole shares of our common stock that his or her accumulated payroll deductions on such date will pay for, not in excess of the maximum numbers set forth above. Under the terms of the 2020 ESPP, the purchase price will be determined by our board of directors or the committee for each offering period and will be at least 85% of the applicable closing price of our common stock. If our board of directors or the committee does not make a determination of the purchase price, the purchase price will be 85% of the lesser of the closing price of our common stock on the first business day of the offering period or on the last business day of the offering period.

An employee may at any time prior to the close of business on the fifteenth business day (or such other number of days as is determined by us) prior to the end of the offering period, and for any reason, permanently withdraw from participating in the offering and permanently withdraw the balance accumulated in the employee’s account. Partial withdrawals are not permitted. If an employee elects to discontinue his or her payroll deductions during an offering period but does not elect to withdraw his or her funds, funds previously deducted will be applied to the purchase of common stock at the end of the offering period. If a participating employee’s employment ends before the last business day of an offering period, no additional payroll deductions will be taken and the balance in the employee’s account will be paid to the employee.

We will be required to make equitable adjustments to the extent determined by our board of directors or a committee thereof to the number and class of securities available under the 2020 ESPP, the share limitations under the 2020 ESPP, and the purchase price for an offering period under the 2020 ESPP to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and other similar changes in capitalization or events or any dividends or distributions to holders of our common stock other than ordinary cash dividends.

In connection with a merger or other reorganization event, as defined in the 2020 ESPP, our board of directors or a committee of our board of directors may take any one or more of the following actions as to outstanding options to purchase shares of our common stock under the 2020 ESPP on such terms as our board of directors or committee thereof determines:

●	provide that options will be assumed, or substantially equivalent options will be substituted, by the acquiring or succeeding corporation (or an affiliate of the acquiring or succeeding corporation);
●	upon written notice to employees, provide that all outstanding options will be terminated immediately prior to the consummation of such reorganization event and that all such outstanding options will become exercisable to the extent of accumulated payroll deductions as of a date specified by the board of directors or committee thereof in such notice, which date will not be less than ten days preceding the effective date of the reorganization event;
●	upon written notice to employees, provide that all outstanding options will be cancelled as of a date prior to the effective date of the reorganization event and that all accumulated payroll deductions will be returned to participating employees on such date;
●	in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, change the last day of the offering period to be the date of the consummation of the reorganization event and make or provide for a cash payment to each employee equal to (1) the cash payment for each share surrendered in the reorganization event times the number of shares of our common stock that the employee’s accumulated payroll deductions as of immediately prior to the reorganization event could purchase at the applicable purchase price, where the cash payment for each share surrendered in the reorganization event is treated as the fair market value of our common stock on the last day of the applicable offering period for purposes of determining the purchase price and where the number of shares that could be purchased is subject to the applicable limitations under the 2020 ESPP minus (2) the result of multiplying such number of shares by the purchase price; and/or
●	provide that, in connection with our liquidation or dissolution, options convert into the right to receive liquidation proceeds (net of the purchase price thereof).

Our board of directors may at any time, and from time to time, amend or suspend the 2020 ESPP or any portion of the 2020 ESPP. We will obtain stockholder approval for any amendment if such approval is required by Section 423 of the Code. Further, our board of directors may not make any amendment that would cause the 2020 ESPP to fail to comply with Section 423 of the Code. The 2020 ESPP may be terminated at any time by our board of directors. Upon termination, we will refund all amounts in the accounts of participating employees.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Our talent committee has approved a matching program of up to 4% of an employee’s annual salary, subject to maximums established under the Code, beginning in the year ending December 31, 2021. We did not provide any employer matching contributions in 2020. Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions and our employer match. Employee contributions are held and invested by the plan’s trustee as directed by participants.

Limitation of Liability and Indemnification

Our restated certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law, or the DGCL, and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:

●	for any breach of the director’s duty of loyalty to us or our stockholders;
●	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
●	for voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions; or
●	for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

In addition, our restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

We maintain a general liability insurance policy that covers specified liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with all of our executive officers and directors. These indemnification agreements may require us, among other things, to indemnify each such executive officer or director for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our executive officers or directors.

Some of our non-employee directors may, through their relationships with their employers, be insured or indemnified against specified liabilities incurred in their capacities as members of our board of directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, or the Securities Act, may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Rule 10b5-1 Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. It also is possible that the director or officer could amend the plan in certain circumstances when not in possession of material, nonpublic information or terminate the plan. In addition, our directors and executive officers may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Non-Employee Director Compensation

The table below shows all compensation to our non-employee directors during the year ended December 31, 2020.

	Fees earned or	Stock	Option
Name	paid in cash($)	awards($)(1)	awards($)(2)	Total($)
Gustav Christensen	38,031	—	649,749	687,780
Jeffrey Jonas, M.D.	32,750	—	649,749	682,499
Donald Nicholson, Ph.D.	38,031	—	649,749	687,780
Anthony Quinn, M.B. Ch.B., Ph.D.	36,911	—	649,749	686,660
Jason Rhodes	48,581	—	649,749	698,330
Charles Rowland	45,531	—	649,749	695,280
Catherine Stehman-Breen, M.D.	34,692	—	649,749	684,441

(1)	As of December 31, 2020, the aggregate number of shares of our common stock held pursuant to restricted stock awards by each non-employee director was as follows: Mr. Rhodes, 0 shares; Mr. Christensen, 42,461 shares; Dr. Nicholson, 42,461 shares; Dr. Stehman-Breen, 42,461 shares; Dr. Quinn, 42,461 shares; Dr. Jonas, 0 shares; and Mr. Rowland 0 shares.
(2)	As of December 31, 2020, the aggregate number of shares of our common stock subject to outstanding option awards for each non-employee director was as follows: Mr. Rhodes, 52,000 shares; Mr. Christensen, 52,000 shares; Dr. Nicholson, 52,000 shares; Dr. Stehman-Breen, 52,000 shares; Dr. Quinn, 52,000 shares; Dr. Jonas, 94,461 shares; and Mr. Rowland 94,461 shares.

Prior to June 2020, we granted restricted stock awards for 42,461 shares of our common stock or options to purchase 42,461 shares of our common stock to certain of our non-employee directors upon their initial election to the Board and paid annual cash fees to our non-employee directors for their service on our board of directors. However, we did not have a formal non-employee director compensation policy. We have historically reimbursed our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings. We do not pay any compensation to our President and Chief Executive Officer in connection with his service on our board of directors.

In May 2020, our board of directors approved a director compensation program that became effective at the time of our IPO in June 2020. Under this director compensation program, we paid our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chair of the board and of each committee received higher retainers for such service. These fees were payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment was prorated for any portion of such quarter that the director was not serving on our board of directors and no fee was payable in respect of any period prior to the completion of our IPO.

The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member	Chair
	Annual Fee	Annual Fee
Board of Directors	$35,000	$30,000
Audit Committee	$7,500	$7,500
Talent Committee	$7,500	$7,500
Nominating and Corporate Governance Committee	$4,000	$4,000

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which he or she serves.

In addition, under our director compensation program, each of our then-serving non-employee directors received, on June 11, 2020, an option to purchase 52,000 shares of our common stock under the 2020 Plan, which will vest as to 25%

of the shares of our common stock underlying such option on the first anniversary of the grant, with the remainder vesting in equal quarterly installments until the fourth anniversary of the date of grant, subject to the non-employee director’s continued service as a director. These options were issued at exercise prices equal to the fair market value of our common stock on the date of grant and have a term of ten years.

In February 2021, our board of directors amended our director compensation program, effective as of February 17, 2021. Pursuant to our amended director compensation program, each newly-elected non-employee director will receive, upon his or her initial election or appointment to our board of directors, an option to purchase 30,000 shares of our common stock under the 2020 Plan, which will vest with respect to 1/36 of the shares at the end of each successive month following the grant date until the third anniversary of the grant date. Further, on the date of each annual meeting of stockholders, each non-employee director that has served on our board of directors for at least six months will receive, under the 2020 Plan, an option to purchase 15,000 shares of our common stock under the 2020 Plan, which will vest with respect to 100% of the shares on the earlier of the first anniversary of the grant date and the date of the annual meeting of stockholders in the year immediately following the year in which the option was granted. All options issued to our non-employee directors under our amended director compensation program will be issued at exercise prices equal to the fair market value of our common stock on the date of grant and will have a term of ten years.

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2019, we have engaged in the following transactions in which the amounts involved exceeded $120,000 and any of our directors, executive officers, or holders of more than 5% of our voting securities, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unrelated third parties.

Series C preferred stock financing

In January 2020, we issued and sold an aggregate of 19,936,296 shares of our Series C preferred stock at a price per share of $5.5914 in cash, for an aggregate purchase price of $111,471,805.56. The following table sets forth the aggregate number of shares of our Series C preferred stock that we issued and sold to our directors, officers and 5% stockholders and their affiliates in this transaction and the aggregate amount of consideration for such shares. Upon the closing of our IPO all of the outstanding shares of our Series C preferred stock converted into shares of our common stock on a 1.7663-to-one basis.

	Shares of
	Series C
	preferred	Cash purchase
Purchaser(1)	stock	price
Entities affiliated with Atlas Venture Fund X, L.P.	2,682,691	$14,999,998
Entities affiliated with Fidelity Investment	2,457,000	$13,738,070
Invus Public Equities, L.P.	1,073,076	$5,999,997
Certain funds and accounts advised or subadvised by T. Rowe Price	5,365,382	$29,999,997
Gustav Christensen	44,711	$249,997
Anthony Quinn	53,654	$300,001
Charles Rowland	89,423	$500,000

(1)See “Principal stockholders” for additional information about shares held by these entities.

Participation in our IPO

In June 2020, we completed our IPO in which we issued and sold an aggregate of 12,105,263 shares of our common stock at a price to the public of $19.00 per share, including 1,578,947 shares issued pursuant to the underwriters’ full exercise of their option to purchase additional shares. Certain of our 5% stockholders and their affiliates purchased an aggregate of 5,080,000 shares of our common stock in the initial public offering. Each of those purchases was made through the underwriters at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by our directors and 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

	Shares of	Cash purchase
Name	common stock	price
Entities affiliated with Fidelity Investment	1,250,000	$23,750,000
Certain funds and accounts advised or subadvised by T. Rowe Price	1,100,000	$20,900,000
Wellington Biomedical Innovation Master Investors (Cayman) I L.P.	1,100,000	$20,900,000
Farallon Capital Management LLC	800,000	$15,200,000
Entities affiliated with Invus Public Equities, L.P.	800,000	$15,200,000
Charles Rowland	30,000	$570,000

Participation in our January 2021 offering

In January 2021, we completed a public offering in which we issued and sold an aggregate of 9,200,000 shares of our common stock at a price to the public of $24.50 per share, including 1,200,000 shares issued pursuant to the underwriters’ full exercise of their option to purchase additional shares. Certain of our directors purchased an aggregate of 24,489 shares of our common stock in the public offering. Each of those purchases was made through the underwriters at the public offering price. The following table sets forth the number of shares of our common stock purchased by our directors and the aggregate purchase price paid for such shares.

	Shares of	Cash purchase
Name	common stock	price
Donald Nicholson	4,081	$99,985
Charles Rowland	20,408	$499,996

Registration rights

We are a party to an investors’ rights agreement with certain holders of our common stock, including certain of our 5% stockholders and their affiliates and certain of our directors and officers. This investors’ rights agreement provides these stockholders the right to require us to register these shares under the Securities Act upon demand and in connection with any registration statement that we plan to file.

Indemnification agreements

Our restated certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.

Policies and procedures for related person transactions

Our board of directors adopted in May 2020 written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Chief Legal Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

●	the related person’s interest in the related person transaction;
●	the approximate dollar value of the amount involved in the related person transaction;
●	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
●	whether the transaction was undertaken in the ordinary course of our business;
●	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us of, the transaction; and
●	any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

●	interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of such entity, that is a participant in the transaction, where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and
●	a transaction that is specifically contemplated by provisions of our certificate of incorporation or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our talent committee in the manner specified in the talent committee’s charter.

We did not have a written policy regarding the review and approval of related person transactions prior to our IPO. Nevertheless, with respect to such transactions, it was the practice of our board of directors to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our best interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, as of the Record Date by:

●	each of our directors;
●	each of our named executive officers;
●	all of our executive officers and directors as a group; and
●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

The column entitled “Percentage of shares beneficially owned” is based on a total of 56,593,330 shares of our common stock outstanding as of the Record Date, including 436,726 shares of unvested restricted stock subject to repurchase by us.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock that an individual has a right to acquire within 60 days after the Record Date are considered outstanding and beneficially owned by the person holding such right for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner is c/o Generation Bio Co. 301 Binney Street, Cambridge, MA 02142.

	Number of shares	Percentage of shares beneficially
Name of beneficial owner	beneficially owned	owned (%)
5% Stockholders
Entities affiliated with Atlas Venture Fund X, L.P. (1)	10,502,897	18.6%
Entities affiliated with Fidelity Investment (2)	7,180,864	12.7%
Certain funds and accounts advised or subadvised by T. Rowe Price (3)	6,343,610	11.2%
Entities affiliated with Farallon Partners, L.L.C. (4)	3,270,500	5.8%

Named Executive Officers and Directors
Jason Rhodes (1) (5)	10,515,897	18.6%
Geoff McDonough, M.D. (6)	1,757,741	3.1%
Matthew Norkunas, M.D., M.B.A.	—	*
Tracy Zimmermann, Ph.D. (7)	56,951	*
Gustav Christensen (8)	144,422	*
Ron Cooper (9)	2,500	*
Jeffrey Jonas, M.D. (10)	44,846	*
Donald Nicholson, Ph.D. (11)	116,157	*
Anthony Quinn, M.B. Ch.B., Ph.D. (12)	85,837	*
Charles Rowland (13)	143,227	*
Catherine Stehman-Breen, M.D. (14)	60,523	*
All current executive officers and directors as a group (13 persons) (15)	13,625,243	23.9%

*Less than one percent.

(1)	Consists of (i) 9,111,939 shares of common stock held by Atlas Venture Fund X, L.P., or Atlas Fund X, (ii) 1,366,937 shares of common stock held by Atlas Venture Opportunity Fund I, L.P., or Atlas Fund I, (iii) 23,413 shares of common stock held by Atlas Venture Associates X, L.P., or AVA X LP, and (iv) 608 shares of common stock held by Atlas Venture Associates Opportunity I, LLC, or AVAO, LLC. AVA X LP is the general partner of Atlas Fund X, and Atlas Venture Associates X, LLC is the general partner of AVA X LP. Bruce Booth, Jean-Francois Formela, David Grayzel, Jason Rhodes and Kevin Bitterman are the members of Atlas Venture Associates X, LLC and collectively make investment decisions on behalf of Atlas Venture Fund X, LLC. Each of Atlas Fund X, AVA X LP, and Atlas Venture Associates X, LLC may be deemed to beneficially own the shares held by Atlas Fund X. Atlas Fund I is managed by Atlas Venture Associates Opportunity I, L.P., which is managed by AVAO, LLC. Bruce Booth, Jean-Francois Formela, David Grayzel, Jason Rhodes, and Kevin Bitterman are the members of AVAO LLC and collectively make investment decisions on behalf of Atlas Fund I. Jason Rhodes is also a member of our board of directors. Mr. Rhodes disclaims beneficial ownership of the shares listed. The mailing address of Atlas Fund X and Atlas Fund I is 300 Technology Square, 8th Floor, Cambridge, MA 02139.
(2)	Consists of 7,180,864 shares of common stock of which FMR LLC has sole voting power as to 1,671,392 shares of common stock and sole dispositive power as to 7,180,864 shares of common stock. The principal address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210. The foregoing information is based solely upon a Schedule 13G/A filed by FMR LLC with the SEC on February 8, 2021.
(3)	Consists of 6,343,610 shares of common stock held by T. Rowe Price Associates, Inc., or T. Rowe Price, of which it has sole voting power as to 1,118,249 shares of common stock and shared dispositive power as to 6,343,610 shares of common stock. The principal address for T. Rowe Price is 100 E. Pratt Street, Baltimore, Maryland 21202. The foregoing information is based solely upon a Schedule 13G/A filed by T. Rowe Price with the SEC on February 10, 2021.
(4)	Consists of (i) 556,500 shares of common stock held by Farallon Capital Partners, L.P. (“FCP”) for which it has shared voting and dispositive power, (ii) 889,000 shares of common stock held by Farallon Capital Institutional Partners, L.P. (“FCIP”) for which it has shared voting and dispositive power, (iii) 190,300 shares of common stock held by Farallon Capital Institutional Partners II, L.P. (“FCIP II”) for which it has shared voting and dispositive power, (iv) 92,500 shares of common stock held by Farallon Capital Institutional Partners III, L.P. (“FCIP III”) for which it has shared voting and dispositive power, (v) 129,700 shares of common stock held by Four Crossings Institutional Partners V, L.P. (“FCIP V”) for which it has shared voting and dispositive power, (vi) 1,173,040 shares of common stock held by Farallon Capital Offshore Investors II, L.P. (“FCOI II”) for which it has shared voting and dispositive power, (vii) 192,160 shares of common stock held by Farallon Capital F5 Master I, L.P. (“F5”) for which it has shared voting and dispositive power, and (viii) 47,300 shares of common stock held by Farallon Capital (AM) Investors, L.P. (“FCAMI”) for which it has shared voting and dispositive power. Farallon Partners, L.L.C., or Farallon General Partner, is the (i) general partner of each of FCP, FCIP, FCIP II, FCIP III, FCOI II and FCAMI, and (ii) the sole member of the Farallon Institutional (GP) V, L.L.C., or FCIP V General Partner. FCIP V General Partner is the general partner of FCIP V. Farallon F5 (GP), L.L.C. is the general partner of F5MI. Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, David T. Kim, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J. M. Spokes, John R. Warren, and Mark C. Wehrly are each a managing member or senior managing member, as the case may be, of the Farallon General Partner, and a manager or senior manager, as the case may be, of the FCIP V General Partner and the F5MI General Partner and each hold 3,270,500 shares of common stock for which each has shared voting and dispositive power. The address of the principal business office of the beneficial owners is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, CA 94111. The foregoing information is based solely upon a Schedule 13G/A filed by FCP with the SEC on January 15, 2021.
(5)	Includes 13,000 shares of common stock issuable upon the exercise of options that are exercisable as of the Record Date or will become exercisable within 60 days of such date.
(6)	Consists of (i) 1,194,080 shares of common stock held directly, (ii) 62,199 shares of common stock issuable upon the exercise of options that are exercisable as of the Record Date or will become exercisable within 60 days of such date, (iii) 226,462 shares of common stock owned by the McDonough Family 2018 Irrevocable Trust, or the 2018 Trust, and (iv) 275,000 shares of common stock owned by the McDonough Family 2020 Irrevocable Trust, or the 2020

Trust. Dr. McDonough is the settlor of the 2018 Trust, Allison L. McDonough and David S. Grayzel are trustees for the 2018 Trust and the 2018 Trust is for the benefit of Graeme and Owen McDonough. Dr. McDonough is the settlor of the 2020 Trust, Allison L. McDonough and David S. Grayzel are trustees for the 2020 Trust and the 2020 Trust is for the benefit of Allison, Graeme and Owen McDonough. Dr. McDonough may be deemed to beneficially own the shares of common stock owned by the 2018 and 2020 Trusts.
(7)	Consists of 56,951 shares of common stock issuable upon the exercise of options that are exercisable as of the Record Date or will become exercisable within 60 days of such date.
(8)	Consists of (i) 131,422 shares of common stock held directly and (ii) 13,000 shares of common stock issuable upon the exercise of options that are exercisable as of the Record Date or will become exercisable within 60 days of such date.
(9)	Consists of 2,500 shares of common stock issuable upon the exercise of options that are exercisable as of the Record Date or will become exercisable within 60 days of such date.
(10)	Consists of 44,846 shares of common stock issuable upon the exercise of options that are exercisable as of the Record Date or will become exercisable within 60 days of such date.
(11)	Consists of (i) 103,157 shares of common stock held directly and (ii) 13,000 shares of common stock issuable upon the exercise of options that are exercisable as of the Record Date or will become exercisable within 60 days of such date.
(12)	Consists of (i) 72,837 shares of common stock held directly and (ii) 13,000 shares of common stock issuable upon the exercise of options that are exercisable as of the Record Date or will become exercisable within 60 days of such date.
(13)	Consists of (i) 101,035 shares of common stock and (ii) 42,192 shares of common stock issuable upon the exercise of options that are exercisable as of the Record Date or will become exercisable within 60 days of such date.
(14)	Consists of (i) 47,523 shares of common stock held directly and (ii) 13,000 shares of common stock issuable upon the exercise of options that are exercisable as of the Record Date or will become exercisable within 60 days of such date.
(15)	Consists of (i) 2,174,766 shares of common stock held directly, (ii) 446,118 shares of common stock issuable upon the exercise of options that are exercisable as of the Record Date or will become exercisable within 60 days after such date, (iii) 10,502,897 shares of common stock held by a limited partnership and (iv) 501,462 shares of common stock held in trust.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2022 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 28, 2021. However, if the date of the 2022 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2022 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Generation Bio Co., 301 Binney Street, Cambridge, MA 02142, Attention: Investor Relations.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our amended and restated bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the Record Date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2022 annual meeting of stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 9, 2022 and no later than March 11, 2022.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors

/s/ Geoff McDonough, M.D.
Geoff McDonough, M.D.
President and Chief Executive Officer

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. GENERATION BIO CO. 301 BINNEY STREET CAMBRIDGE, MA 02142 During The Meeting - Go to www.virtualshareholdermeeting.com/GBIO2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D36852-P49278 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. GENERATION BIO CO. The board of directors recommends voting "FOR" the following proposal: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! !! 1. Election of three Class I directors to our board of directors, each to serve until the 2024 Annual Meeting of Stockholders; Nominees: 01) Jeffrey Jonas, M.D. 02) Geoff McDonough, M.D. 03) Donald Nicholson, Ph.D. The board of directors recommends voting "FOR" the following proposal: For Against Abstain ! ! ! 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D36853-P49278 GENERATION BIO CO. Annual Meeting of Stockholders June 9, 2021 8:00 AM, EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Geoff McDonough, M.D., Matthew Norkunas, M.D., MBA and Jennifer Elliott, Ph.D., J.D., or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GENERATION BIO CO. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, EDT on June 9, 2021, virtually at www.virtualshareholdermeeting.com/GBIO2021, and any continuation, adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies of the undersigned are authorized to vote upon any and all other business as may properly be brought before the Annual Meeting or any continuation, adjournment or postponement thereof. Continued and to be signed on reverse side